Exhibit 4.8

Execution Version

FIRST SUPPLEMENT TO SERIES 2018-1 SUPPLEMENT

THIS FIRST SUPPLEMENT TO SERIES 2018-1 SUPPLEMENT, dated as of July 6, 2020 (this “Supplement”), by and between DRIVEN BRANDS FUNDING, LLC, a Delaware limited liability company (the “Issuer”), DRIVEN BRANDS CANADA FUNDING CORPORATION, a Canadian corporation (the “Canadian Co-Issuer” and, together with the Issuer, each, a “Co-Issuer” and, collectively, the “Co-Issuers”), and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”), to the Series 2018-1 Supplement, dated as of April 24, 2018 (the “Series Supplement”), by and between the Issuer and Citibank, N.A., as Trustee and as securities intermediary, which supplements the Amended and Restated Base Indenture, dated as of April 24, 2018, by and between the Co-Issuers and Citibank, N.A., as Trustee and as securities intermediary (as amended by that certain Amendment No. 1 to the Amended and Restated Base Indenture, dated as of March 19, 2019, as amended by that certain Amendment No. 2 to the Amended and Restated Base Indenture, dated as of June 15, 2019, as amended by that certain Amendment No. 3 to the Amended and Restated Base Indenture, dated as of September 17, 2019, as amended by that certain Amendment No. 4 to the Amended and Restated Base Indenture, dated as of the date hereof, and as further amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms or incorporated by reference in Annex A to the Series Supplement.

WHEREAS, the parties hereto desire to amend the Series Supplement in accordance with Section 5.9 of the Series Supplement as set forth herein;

WHEREAS, Section 13.2(a) of the Base Indenture provides, among other things, that the Co-Issuers and the Trustee, with the consent of the Control Party (acting at the direction of the Controlling Class Representative), may at any time, and from time to time, make certain amendments, waivers and other modifications to the Indenture Documents, including the types of amendments set forth in this Supplement; and

WHEREAS, the Control Party has granted its consent to this Supplement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to Series Supplement.

The Series Supplement, including all annexes attached thereto, is hereby amended as reflected in the marked copy of the Series Supplement attached as Exhibit A to this Supplement.

Section 2. Binding Effect. This Supplement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.

Section 3. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 5. Amendments. This Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 6. Entire Agreement. This Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 7. Matters relating to the Trustee. The Trustee makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the Co-Issuers, or the validity or sufficiency of this Supplement and the Trustee shall not be accountable or responsible for or with respect to nor shall the Trustee have any responsibility for provisions thereof. In entering into this Supplement, the Trustee shall have all of the rights, powers, duties and obligations of the Trustee under the Base Indenture and any other Transaction Document to which the Trustee is party and, for the avoidance of doubt, shall be entitled to the benefit of every provision thereunder relating to the conduct of or affecting the liability of or affording protection to the Trustee.

Section 8. Representations and Warranties. Each of the Co-Issuers represents and warrants to each other party hereto that this Supplement has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each Co-Issuer and the Trustee have caused this Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

DRIVEN BRANDS FUNDING, LLC,
as a Co-Issuer

By:	/s/ Scott O’Melia
Name: Scott O’Melia
Title: Executive Vice President and Secretary

DRIVEN BRANDS CANADA FUNDING CORPORATION,
as a Co-Issuer

By:	/s/ Scott O’Melia
Name: Scott O’Melia
Title: Executive Vice President and Secretary

[First Supplement to Series 2018-1 Supplement]

CITIBANK, N.A., in its capacity as Trustee

By:	/s/ Jacqueline Suarez
Name: Jacqueline Suarez
Title: Senior Trust Officer

[First Supplement to Series 2018-1 Supplement]

MIDLAND LOAN SERVICES, a division of PNC Bank, National Association, in its capacity as Control Party and Servicer, hereby consents to this Supplement and directs the Trustee to execute and deliver this Supplement. The Servicer’s consent is granted solely to the extent that this Supplement materially increases the Servicer’s obligations or liabilities, or materially decreases the Servicer’s rights or remedies under the Servicing Agreement, the Indenture or any other Transaction Document, and in each such case, only for such limited purpose.

MIDLAND LOAN SERVICES, a division of PNC Bank, National Association, as Control Party and Servicer

By:	/s/ David A. Eckels
Name: David A. Eckels
Title: Senior Vice President

[First Supplement to Series 2018-1 Supplement]

EXHIBIT A

[Attached]

~~EXECUTION VERSION~~EXHIBIT A

TO FIRST SUPPLEMENT TO SERIES 2018-1 SUPPLEMENT

Section 1.1 DRIVEN BRANDS FUNDING, LLC and

DRIVEN BRANDS CANADA FUNDING CORPORATION,

as ~~Issuer~~Co-Issuers

and

CITIBANK, N.A.,

as Trustee and Series 2018-1 Securities Intermediary

SERIES 2018-1 SUPPLEMENT

Dated as of April 24, 2018

to

AMENDED AND RESTATED BASE INDENTURE

Dated as of April 24, 2018

(as amended through and including ~~the date hereof~~Series 2020-1 Closing Date)

$275,000,000 Series 2018-1 4.739% Fixed Rate Senior Secured Notes, Class A-2

[First Supplement to Series 2018-1 Supplement]

Section 1.2 Table of Contents

i

Section 4.5	Note Owner Representations and Warranties	34
Section 4.6	Limitation on Liability	37

ARTICLE V GENERAL		~~19~~37

Section 5.1	Information	~~19~~37
Section 5.2	Exhibits	~~20~~39

ii

Section 5.3	Ratification of Base Indenture	~~20~~39
Section 5.4	Requirements for Notices to the Rating Agencies~~. For purposes of Section 14.1 of the Base Indenture, the address for any notice or communication by any party to any Rating Agency shall be in writing and delivered in person, delivered by e-mail or mailed by first-class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to Rating Agency’s address:~~	~~20~~39
Section 5.5	Certain Notices to the Rating Agencies	40
Section 5.6	Prior Notice by Trustee to the Controlling Class Representative and Control Party	40
Section 5.7	Counterparts	41
Section 5.8	Governing Law	41
Section 5.9	Amendments	~~21~~41
Section 5.10	Termination of Series Supplement	~~21~~41
Section 5.11	Entire Agreement	~~21~~41

Section 2.1	ANNEXES

Annex A	Series 2018-1 Supplemental Definitions List

Section 2.2	EXHIBITS

Exhibit A-2-1	Form of Rule 144A Global Series 2018-1 Class A-2 Note

Exhibit A-2-2 Form of Temporary Regulation S Global Series 2018-1 Class A-2 Note Exhibit A-2-3 Form of Permanent Regulation S Global Series 2018-1 Class A-2 Note Exhibit B-2 Form of Transferee Certificate – Series 2018-1 Class A-2 Notes,

Rule 144A to Temporary Regulation S

Exhibit B-3	Form of Transferee Certificate – Series 2018-1 Class A-2 Notes, Rule 144A to Permanent Regulation S

Exhibit B-4	Form of Transferee Certificate – Series 2018-1 Class A-2 Notes, Regulation S to Rule 144A

iii

SERIES 2018-1 SUPPLEMENT, dated as of April 24, 2018 (this “Series Supplement”), by and among DRIVEN BRANDS FUNDING, LLC, a Delaware limited liability company (the “Issuer”), DRIVEN BRANDS CANADA FUNDING CORPORATION, a Canadian corporation (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers” and each, a “Co-Issuer”) and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2018-1 Securities Intermediary, to the Amended and Restated Base Indenture, dated as of April 24, 2018, by and between the ~~Issuer~~Co-Issuers and Citibank, N.A., as Trustee and as Securities Intermediary (as amended ~~through and including the date hereof~~by the Amendment No. 1 thereto, dated as of March 19, 2019, the Amendment No. 2 thereto, dated as of June 15, 2019, the Amendment No. 3 thereto, dated as of September 17, 2019 and the Amendment No. 4 thereto, dated as of the Series 2020-1 Closing Date, and as the same may be further amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the ~~Issuer~~Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as Series 2018-1 Class A-2 Notes. On the Series 2018-1 Closing Date, one (1) Class of Notes of such Series ~~shall be~~were issued: Series 2018-1 4.739% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2018-1 Class A-2 Notes”). For purposes of the Indenture, the Series 2018-1 Class A-2 Notes shall be deemed to be “Senior Notes”.

ARTICLE 3

ARTICLE I

Section 3.1 DEFINITIONS All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2018-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2018-1 Supplemental Definitions List”) as such Series 2018-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2018-1 Class A-2 Notes and not to any other Series of Notes issued by the ~~Issuer~~Co-Issuers.

ARTICLE II

[RESERVED]

ARTICLE III

Section 3.2 SERIES 2018-1 ALLOCATIONS; PAYMENTS With respect to the Series 2018-1 Class A-2 Notes only, the following shall apply:

Section 3.1 Allocations with Respect to the Series 2018-1 Class A-2 Notes. On the Series 2018-1 Closing Date, the Issuer ~~shall arrange~~arranged for the issuance of an Interest Reserve Letter of Credit under the Class A-1 Note Purchase Agreement. Such letter of credit shall satisfy the Issuer’s requirement to maintain (i) funds in the Senior Notes Interest Reserve ~~Account~~Accounts , or (ii) a letter of credit, or a combination thereof, in an aggregate amount equal to the Senior Notes Interest Reserve Amount, as calculated after giving effect to the issuance of the Series 2018-1 Class A-2 Notes. Such letter of credit shall replace any pre-existing deposits or letters of credit in respect of required interest reserve amounts for the Series 2015-1 Notes and the Series 2016-1 Notes.

Section 3.2 Application of Weekly Collections on Weekly Allocation Dates to the Series 2018-1 Class A-2 Notes; Quarterly Payment Date Applications. On each Weekly Allocation Date, the ~~Issuer~~Co-Issuers (or the ~~Manager~~Managers on ~~its~~their behalf) shall instruct the Trustee in writing to allocate from the Collection ~~Account~~Accounts all amounts relating to the Series 2018-1 Class A-2 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

(a) Series 2018-1 Senior Notes Accrued Quarterly Interest Amounts. On each Weekly Allocation Date, the ~~Issuer~~Co-Issuers (or the ~~Manager~~Managers on ~~its~~their behalf) shall instruct the Trustee in writing to allocate from the Collection ~~Account~~Accounts the Series 2018-1 Quarterly Interest pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(b) [Reserved].

2

(c) [Reserved].

(d) [Reserved].

(e) Series 2018-1 Senior Notes Rapid Amortization Principal Amounts. If any Weekly Allocation Date occurs during a Rapid Amortization Period (after giving effect to any extensions), the ~~Issuer~~Co-Issuers (or the ~~Manager~~Managers on ~~its~~their behalf) shall instruct the Trustee in writing to allocate from the Collection ~~Account~~Accounts for payment of principal on the Series 2018-1 Class A-2 Notes the amounts contemplated by the Priority of Payments for such principal.

(f) Series 2018-1 Scheduled Principal Payments Amounts. On each Weekly Allocation Date, only to the extent that the Series 2018-1 Non-Amortization Test is not satisfied and such Quarterly Payment Date is prior to the Series 2018-1 Anticipated Repayment Date, the ~~Issuer~~Co-Issuers (or the ~~Manager~~Managers on ~~its~~their behalf) shall instruct the Trustee in writing to allocate from the Collection ~~Account~~Accounts the Series 2018-1 Scheduled Principal Payments Amounts pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

3

(g) Series 2018-1 Scheduled Principal Payment Deficiencies. On each Weekly Allocation Date, the ~~Issuer~~Co-Issuers (or the ~~Manager~~Managers on ~~its~~their behalf) shall instruct the Trustee in writing to allocate from the Collection ~~Account~~Accounts any portion of the Senior Notes Scheduled Principal Payment Deficiency Amounts attributable to the Series 2018-1 Class A-2 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(h) [Reserved].

(i) [Reserved].

(j) [Reserved].

(k) Series 2018-1 Senior Notes Accrued Quarterly Post-ARD Additional Interest Amount. On each Weekly Allocation Date, the ~~Issuer~~Co-Issuers (or the ~~Manager~~Managers on ~~its~~their behalf) shall instruct the Trustee in writing to allocate from the Collection ~~Account~~Accounts the Series 2018-1 Quarterly Post-ARD Additional Interest deemed to be “Senior Notes Accrued Quarterly Post-ARD Additional Interest Amount” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(l) Series 2018-1 Make-Whole Prepayment Consideration. On each Weekly Allocation Date, the ~~Issuer~~Co-Issuers (or the ~~Manager~~Managers on ~~its~~their behalf) shall instruct the Trustee in writing to allocate from the Collection ~~Account~~Accounts the Series 2018-1 Make-Whole Prepayment Consideration deemed to be “unpaid premiums and make-whole prepayment consideration” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

4

(m) Application Instructions. The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.2 that is not timely delivered by or on behalf of the ~~Issuer~~Co-Issuers.

Section 3.3 Certain Distributions from Series 2018-1 Class A-2 Distribution Account. On each Quarterly Payment Date based solely upon the most recent Quarterly Noteholders’ Report, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit to the Series 2018-1 Class A-2 Noteholders from the Series 2018-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment ~~Account~~Accounts and the Senior Notes Principal Payment ~~Account~~Accounts , as applicable, pursuant to Section 5.12(a) or (h), as applicable, of the Base Indenture, and deposited in the Series 2018-1 Class A-2 Distribution Account for the payment of interest and, in each case with respect to the Series 2018-1 Senior Notes, to the extent applicable, principal on such Quarterly Payment Date, commencing on July 20, 2018.

ARTICLE 4

Section 3.4

Section 3.5 [Reserved].

Series 2018-1 Class A-2 Interest.

(a) Series 2018-1 Class A-2 Note Rate. From the Series 2018-1 Closing Date until the Series 2018-1 Outstanding Principal Amount has been paid in full, the Series 2018-1 Outstanding Principal Amount (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Accrual Period, or if such day is not a Quarterly Payment Date, as of the following

5

Quarterly Payment Date, and also giving effect to repurchases and cancellations of Series 2018-1 Class A-2 Notes during such Interest Accrual Period) shall accrue interest at the Series 2018-1 Class A-2 Note Rate for such Interest Accrual Period. Such accrued interest shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on July 20, 2018; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2018-1 Legal Final Maturity Date, on any Series 2018-1 Prepayment Date with respect to a prepayment in full of the Series 2018-1 Class A-2 Notes or on any other day on which all of the Series 2018-1 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2018-1 Class A-2 Note Rate is not paid when due, such unpaid interest shall accrue interest at the Series 2018-1 Class A-2 Note Rate. All computations of interest at the Series 2018-1 Class A-2 Note Rate shall be made on a 30/360 Basis.

(b) Series 2018-1 Quarterly Post-ARD Additional Interest.

(i) Post-ARD Additional Interest. From and after the Series 2018-1 Anticipated Repayment Date, if the Series 2018-1 Class A-2 Final Payment has not been made, then additional interest (the “Series 2018-1 Quarterly Post-ARD Additional Interest”) shall accrue on the Series 2018-1 Outstanding Principal Amount at an annual interest rate (the “Series 2018-1 Quarterly Post-ARD Additional Interest Rate”) equal to the rate determined by the Servicer to be the greater of (I) 5.00% per annum and (II) a per annum rate equal to the amount, if any, by which the sum of the following exceeds the Series 2018-1 Class A-2 Note Rate: (A) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2018-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (B) 5.00%, plus (C) 1.95%. In addition, regular interest shall continue to accrue at the Series 2018-1 Class A-2 Note Rate from and after the Series 2018-1 Anticipated Repayment Date.

(ii) Payment of Series 2018-1 Quarterly Post-ARD Additional Interest. Any Series 2018-1 Quarterly Post-ARD Additional Interest shall be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof

(I) on any related Weekly Allocation Date in accordance with the Priority of Payments and (II) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. The failure to pay any Series 2018-1 Quarterly Post-ARD Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2018-1 Legal Final Maturity Date) shall not be an Event of Default and interest shall not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2018-1 Quarterly Post-ARD Additional Interest shall be due and payable in full on the Series 2018-1 Legal Final Maturity Date, on any Series 2018-1 Prepayment Date with respect to a prepayment in full of the Series 2018-1 Class A-2 Notes or on any other day on which all of the Series 2018-1 Outstanding Principal Amount is required to be paid in full.

6

(c) Series 2018-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2018-1 Class A-2 Notes shall commence on the Series 2018-1 Closing Date and end on (but exclude) July 20, 2018.

Section 3.6 Payment of Series 2018-1 Class A-2 Note Principal.

(a) Series 2018-1 Class A-2 Notes Principal Payment at Legal Maturity. The Series 2018-1 Outstanding Principal Amount shall be due and payable on the Series 2018-1 Legal Final Maturity Date. The Series 2018-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6.

7

(b) Series 2018-1 Anticipated Repayment. The Series 2018-1 Final Payment is anticipated to occur on the Quarterly Payment Date occurring in April 2025 (such date, the “Series 2018-1 Anticipated Repayment Date”).

(c) Payment of Series 2018-1 Scheduled Principal Payments Amounts. Series 2018-1 Scheduled Principal Payments Amounts shall be due and payable in accordance with the definition thereof on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Series 2018-1 Scheduled Principal Payments Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default.

(d) Series 2018-1 Class A-2 Notes Mandatory Payments of Principal.

(i) [Reserved]

(ii) [Reserved]

(iii) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the Series 2018-1 Class A-2 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, together with any Series 2018-1 Make-Whole Prepayment Consideration required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement; provided, for the avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2018-1 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2018-1 Make-Whole Prepayment Consideration, in accordance with the Priority of Payments.

(e) Series 2018-1 Make-Whole Prepayment Consideration Payments. In connection with any mandatory prepayment of any Series 2018-1 Class A-2 Notes made during a Rapid Amortization Period pursuant to Section 3.6(d)(iii) or in connection with any Release Prices or Asset Disposition Proceeds pursuant to Section 3.6(j) or in connection with any optional prepayment of any Series 2018-1 Class A-2 Notes made pursuant to Section 3.6(f) (each, a “Series 2018-1 Prepayment”), the ~~Issuer~~Co-Issuers shall pay, in the manner described herein, the Series 2018-1 Make-Whole Prepayment Consideration to the Series 2018-1 Class A-2 Noteholders with respect to the principal portion of the applicable Series 2018-1 Prepayment Amount; provided that

8

no such Series 2018-1 Make-Whole Prepayment Consideration shall be payable in connection with (A) any prepayment made on or after the date that is eighteen (18) months prior to the Series 2018-1 Anticipated Repayment Date (the “Prepayment Consideration End Date”); (B) any prepayment funded by Indemnification Amounts or Insurance/Condemnation Proceeds; (C) Series 2018-1 Scheduled Principal Payments Amounts, Series 2018-1 Optional Scheduled Principal Payments or Series 2018-1 Scheduled Principal Payment Deficiency Amounts; and (D) prepayments of principal in an aggregate amount no greater than the Par Call Amount, other than any Refinancing Prepayments.

(f) Optional Prepayment of Series 2018-1 Class A-2 Notes. Subject to Section 3.6(e) and Section 3.6(g) of this Series Supplement, the ~~Issuer~~Co-Issuers shall have the option to prepay the Series 2018-1 Class A-2 Notes in whole on any Business Day or in part on any Quarterly Payment

9

Date or on any date a mandatory prepayment may be made and that is specified as the Series 2018-1 Prepayment Date in the applicable Prepayment Notices; provided that the ~~Issuer~~Co-Issuers shall not make any optional prepayment in part of any Series 2018-1 Class A-2 Notes pursuant to this Section 3.6(f) in a principal amount for any single prepayment of less than $1,000,000 on any Quarterly Payment Date (except that any such prepayment may be in a principal amount less than such amount if (x) effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement or

(y) such prepayment is a Series 2018-1 Optional Scheduled Principal Payment); provided, further, that no such optional prepayment may be made unless (i) the amount on deposit in the Senior Notes Principal Payment ~~Account~~Accounts (including any amounts to be transferred from the Cash Trap Reserve ~~Account~~Accounts pursuant to Section 5.12(h) of the Base Indenture) that is allocable to the Series 2018-1 Class A-2 Notes to be prepaid is sufficient to pay the principal amount of the Series 2018-1 Class A-2 Notes to be prepaid and any Series 2018-1 Make-Whole Prepayment Consideration (calculated in accordance with each Co-Issuer’s Allocable Share (and any Shortfall Payments in respect thereof shall be paid in accordance with the Allocation Agreement)) required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2018-1 Prepayment Date; (ii) the amount on deposit in the Senior Notes Interest Payment ~~Account~~Accounts that is allocable to the Series 2018-1 Outstanding Principal Amount to be prepaid is sufficient to pay the following amounts, calculated in accordance with each Co-Issuer’s Allocable Share (and any Shortfall Payments in respect thereof shall be paid in accordance with the Allocation Agreement), (A) the Series 2018-1 Quarterly Interest to but excluding the relevant Series 2018-1 Prepayment Date relating to the Series 2018-1 Outstanding Principal Amount to be prepaid (other than any Series 2018-1 Quarterly Post-ARD Additional Interest) and (B) only if such optional prepayment is a prepayment in whole, (x) the Series 2018-1 Quarterly Post-ARD Additional Interest and (y) all Securitization Operating Expenses, to the extent attributable to the Series 2018-1 Class A-2 Notes; and (iii) the ~~Issuer shall~~Co-Issuers reimburse, in accordance with their Allocable Share (and any Shortfall Payments in respect thereof shall be paid in accordance with the Allocation Agreement) the Trustee, the Servicer and the ~~Manager~~Managers, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). The ~~Issuer~~Co-Issuers may prepay a Series of Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.

(g) Notices of Prepayments.

(i) Except in the case of any Series 2018-1 Optional Scheduled Principal Payment, the ~~Issuer~~Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2018-1 Prepayment with respect to the Series 2018-1 Class A-2 Notes pursuant to Section 3.6(f) of this Series Supplement to each Series 2018-1 Class A-2 Noteholder affected by such Series 2018-1 Prepayment, each of the Rating Agencies, the Servicer, the Control Party and the Trustee; provided that at the request of the ~~Issuer~~Co-Issuers, such notice to the affected Series 2018-1 Class A-2 Noteholders shall be given by the Trustee in the name and at the expense of the ~~Issuer~~Co-Issuers . In connection with any such Prepayment Notice, the ~~Issuer~~Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement. With respect to each such Series 2018-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2018-1 Prepayment Date on which such prepayment shall be made, which in all cases shall be a Business Day, (B) the Series 2018-1 Prepayment Amount and (C)

10

the Series 2018-1 Make-Whole Prepayment Consideration Calculation Date on which the applicable Series 2018-1 Make-Whole Prepayment Consideration, if any, to be paid in connection therewith shall be calculated. The ~~Issuer~~Co-Issuers shall have the option, by written notice to the Trustee, the Control Party, the Rating Agencies and the affected Noteholders, to withdraw, or amend the Series 2018-1 Prepayment Date set forth in, any Prepayment Notice relating to an optional prepayment at any time up to the second (2nd) Business Day before the Series 2018-1 Prepayment Date set forth in such Prepayment Notice. Any such optional prepayment and Prepayment Notice may, in the ~~Issuer~~Co-Issuers ’~~s~~ discretion, be subject to the satisfaction of one or more conditions precedent, including but not limited to the occurrence of a Change of Control. The ~~Issuer~~Co-Issuers shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the ~~Issuer~~Co-Issuers’~~s~~ obligations with respect to such optional prepayment may be performed by another Person. All Prepayment Notices shall be (i) transmitted by email to (A) each affected Series 2018-1 Class A-2 Noteholder to the extent such Series 2018-1 Class A-2 Noteholder has provided an email address to the Trustee and (B) to each of the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each affected Series 2018-1 Class A-2 Noteholder. A Prepayment Notice may be revoked by the ~~Issuer~~Co-Issuers if the Trustee receives written notice of such revocation no later than 10:00 a.m. (New York City time) two (2) Business Days prior to such Series 2018-1 Prepayment Date. The ~~Issuer~~Co-Issuers shall give written notice of such revocation to the Servicer, and at the request of the ~~Issuer~~Co-Issuers , the Trustee shall forward the notice of revocation to the Series 2018-1 Class A-2 Noteholders.

11

(ii) In the case of any Series 2018-1 Optional Scheduled Principal Payment, on the applicable Weekly Allocation Date the ~~Issuer~~Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement, which report shall specify (A) the Series 2018-1 Prepayment Date on which such prepayment shall be made, which in all cases shall be the next applicable Quarterly Payment Date, and (B) the Series 2018-1 Prepayment Amount.

(h) Series 2018-1 Prepayments. On each Series 2018-1 Prepayment Date with respect to any Series 2018-1 Prepayment, the Series 2018-1 Prepayment Amount and the Series 2018-1 Make-Whole Prepayment Consideration, if any, shall be due and payable. The ~~Issuer~~Co-Issuers shall pay the Series 2018-1 Prepayment Amount together with the applicable Series 2018-1 Make-Whole Prepayment Consideration, if any, by, to the extent not already deposited therein pursuant to Section 3.6(f) of this Series Supplement, depositing such amounts in the applicable Series 2018-1 Class A-2 Distribution Account on or prior to the related Series 2018-1 Prepayment Date to be distributed in accordance with Section 3.6(k) of this Series Supplement.

(i) Prepayment Consideration Not Payable. For the avoidance of doubt, there is no Series 2018-1 Make-Whole Prepayment Consideration payable as a result of (i) the application of Indemnification Amounts or Insurance/Condemnation Proceeds allocated to the Series 2018-1 Class A-2 Notes pursuant to clause (i) of the Priority of Payments, (ii) any Series 2018-1 Scheduled Principal Payments Amounts, Series 2018-1 Optional Scheduled Principal Payments or Series 2018-1 Scheduled Principal Payment Deficiency Amounts, (iii) any prepayment on or after the Prepayment Consideration End Date and (iv) prepayments of principal in an aggregate amount no greater than the Par Call Amount, other than any Refinancing Prepayments.

12

(j) Indemnification Amounts; Insurance/Condemnation Proceeds; Release Prices; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds, Release Prices or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.12(h) of the Base Indenture and deposited in the Series 2018-1 Class A-2 Distribution Account and used to prepay the Series 2018-1 Class A-2 Notes, on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(j), the ~~Issuer~~Co-Issuers shall not be obligated to pay any prepayment consideration. The

13

~~Issuer~~Co-Issuers shall, however, be obligated to pay any applicable Series 2018-1 Make-Whole Prepayment Consideration required to be paid pursuant to Section 3.6(e) of this Series Supplement in connection with any prepayment made with Asset Disposition Proceeds or Release Prices, as applicable, pursuant to this Section 3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2018-1 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2018-1 Make-Whole Prepayment Consideration, in accordance with the Priority of Payments.

(k) Series 2018-1 Prepayment Distributions. On the Series 2018-1 Prepayment Date for each Series 2018-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2018-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that, notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2018-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2018-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2018-1 Outstanding Principal Amount, the amount deposited in the Series 2018-1 Class A-2 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2018-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2018-1 Prepayment Date and any Series 2018-1 Make-Whole Prepayment Consideration due to Series 2018-1 Class A-2 Noteholders payable on such date.

(l) Series 2018-1 Notices of Final Payment. The ~~Issuer~~Co-Issuers shall notify the Trustee, the Servicer and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2018-1 Prepayment Date that shall be the Series 2018-1 Final Payment Date; provided, however, that with respect to any Series 2018-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the ~~Issuer~~Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2018-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g) of this Series Supplement. The Trustee shall provide any written notice required under this Section 3.6(l) to each Person in whose name a Series 2018-1 Class A-2 Note is registered at the close of business on such Prepayment Record Date of the Series 2018-1 Prepayment Date that shall be the Series 2018-1 Final Payment Date. Such written notice to be sent to the Series 2018-1 Class A-2 Noteholders shall be made at the expense of the ~~Issuer~~Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the ~~Issuer~~Co-Issuers indicating that the Series 2018-1 Final Payment shall be made and shall specify that such Series 2018-1 Final Payment shall be payable only upon presentation and surrender of the Series 2018-1 Class A-2 Notes and shall specify the place where the Series 2018-1 Class A-2 Notes may be presented and surrendered for such Series 2018-1 Final Payment.

14

ARTICLE 5

Section 3.7

Section 3.8 [Reserved].

Series 2018-1 Class A-2 Distribution Account.

(a) Establishment of Series 2018-1 Class A-2 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2018-1 Class A-2 Noteholders an account (the “Series 2018-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2018-1 Class A-2 Noteholders. The Series 2018-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2018-1 Class A-2 Distribution Account shall be established with the Trustee.

15

(b) [Reserved]

(c) [Reserved]

(d) Series 2018-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2018-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2018-1 Class A-2 Notes, the ~~Issuer~~Co-Issuers hereby ~~grants~~grant a security interest in and ~~assigns, pledges, grants, transfers~~assign, pledge, grant, transfer and ~~sets~~set over to the Trustee, for the benefit of the Series 2018-1 Class A-2 Noteholders, all of the ~~Issuer~~Co-Issuers’~~s~~ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2018-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2018-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2018-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2018-1 Class A-2 Distribution Account Collateral”).

(e) Termination of Series 2018-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2018-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the ~~Issuer~~Co-Issuers (or the ~~Manager~~Managers on ~~its~~their behalf), shall withdraw from the Series 2018-1 Class A-2 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.

Section 3.9 Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2018-1 Class A-2 Distribution Account shall be the “Series 2018-1 Securities Intermediary”. If the Series 2018-1 Securities Intermediary in respect of any Series 2018-1 Class A-2 Distribution Account is not the Trustee, the ~~Issuer~~Co-Issuers shall obtain the express agreement of such other Person to the obligations of the Series 2018-1 Securities Intermediary set forth in this Section 3.9.

(b) The Series 2018-1 Securities Intermediary agrees that:

(i) The Series 2018-1 Class A-2 Distribution Account is an account to which Financial Assets shall or may be credited;

16

(ii) The Series 2018-1 Class A-2 Distribution Account is a “securities account” within the meaning of Section 8-501 of the New York UCC and the Series 2018-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2018-1 Class A-2 Distribution Account shall be registered in the name of the Series 2018-1 Securities Intermediary, indorsed to the Series 2018-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2018-1 Securities Intermediary, and in no case shall any Financial Asset credited to any Series 2018-1 Class A-2 Distribution Account be registered in the name of the ~~Issuer~~Co-Issuers, payable to the order of the ~~Issuer~~Co-Issuers or specially indorsed to the ~~Issuer~~Co-Issuers;

17

(iv) All property delivered to the Series 2018-1 Securities Intermediary pursuant to this Series Supplement shall be promptly credited to the appropriate Series 2018-1 Class A-2 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to any Series 2018-1 Class A-2 Distribution Account shall be treated as a Financial Asset;

(vi) If at any time the Series 2018-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2018-1 Class A-2 Distribution Account, the Series 2018-1 Securities Intermediary shall comply with such entitlement order without further consent by the ~~Issuer~~Co-Issuers, any other Securitization Entity or any other Person;

(vii) The Series 2018-1 Class A-2 Distribution Account shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2018-1 Securities Intermediary’s jurisdiction and the Series 2018-1 Class A-2 Distribution Account (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii) The Series 2018-1 Securities Intermediary has not entered into, and until termination of this Series Supplement shall not enter into, any agreement with any other Person relating to the Series 2018-1 Class A-2 Distribution Account and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2018-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement shall not enter into, any agreement with the ~~Issuer~~Co-Issuers purporting to limit or condition the obligation of the Series 2018-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) of this Series Supplement; and

(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2018-1 Class A-2 Distribution Account, neither the Series 2018-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2018-1 Class A-2 Distribution Account or any Financial Asset credited thereto. If the Series 2018-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2018-1 Class A-2 Distribution Account or any Financial Asset carried therein, the Series 2018-1 Securities Intermediary shall promptly notify the Trustee, the ~~Manager~~Managers, the Servicer and the ~~Issuer~~Co-Issuers thereof.

18

(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2018-1 Class A-2 Distribution Account and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2018-1 Class A-2 Distribution Account; provided, however, that at all other times the ~~Issuer~~Co-Issuers shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2018-1 Class A-2 Distribution Account.

19

Section 3.10 ~~Manager~~Managers . Pursuant to the Management ~~Agreement~~Agreements , the ~~Manager has~~Managers have agreed to provide certain reports, notices, instructions and other services on behalf of the ~~Issuer~~Co-Issuers . The Series 2018-1 Class A-2 Noteholders by their acceptance of the Series 2018-1 Class A-2 Notes consent to the provision of such reports and notices to the Trustee by the ~~Manager~~Managers in lieu of the ~~Issuer~~Co-Issuers . Any such reports and notices that are required to be delivered to the Series 2018-1 Class A-2 Noteholders hereunder shall be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

Section 3.11 Replacement of Ineligible Accounts. If, at any time, the Series 2018-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2018-1 Ineligible Account”), the ~~Issuer~~Co-Issuers shall (i) within five (5) Business Days of obtaining knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2018-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2018-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.

ARTICLE 6 ARTICLE IV

Section 6.1 FORM OF SERIES 2018-1 CLASS A-2 NOTES

Section 4.1 [Reserved].

Section 4.2 Issuance of Series 2018-1 Class A-2 Notes.

(a) The Series 2018-1 Class A-2 Notes in the aggregate may be offered and sold in the Series 2018-1 Initial Principal Amount on the Series 2018-1 Closing Date by the Issuer pursuant to the Series 2018-1 Class A-2 Note Purchase Agreement. The Series 2018-1 Class A-2 Notes shall be resold initially only to ~~the~~ a Co-Issuer or its Affiliates or (A) in each case, to Persons who are not Competitors and (B) in the United States, to Persons who are QIBs in reliance on Rule 144A or (C) outside the United States, to Persons who are not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in reliance on Regulation S. The Series 2018-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein.

20

The Series 2018-1 Class A-2 Notes shall be Book-Entry Notes and DTC shall be the Depository for the Series 2018-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2018-1 Class A-2 Notes. The Series 2018-1 Class A-2 Notes shall be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof.

(b) Global Notes.

(i) Rule 144A Global Notes. The Series 2018-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2

21

and Section 4.4, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(ii) Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2018-1 Class A-2 Notes offered and sold on the Series 2018-1 Closing Date in reliance upon Regulation S shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2018-1 Class A-2 Note, such Series 2018-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Temporary Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Permanent Regulation S Global Notes”).

The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2018-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2018-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

ARTICLE 7

Section 4.3 [Reserved].

Section 4.4 Transfer Restrictions of Series 2018-1 Class A-2 Notes.

22

(a) A Series 2018-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2018-1 Class A-2 Note that is issued in exchange for a Series 2018-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2018-1 Global Note effected in accordance with the other provisions of this Section 4.4.

(b) The transfer by a Series 2018-1 Class A-2 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the ~~Issuer~~Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

23

(c) If a Series 2018-1 Class A-2 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2018-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(d) If a Series 2018-1 Class A-2 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given

24

by the Series 2018-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

25

(e) If a Series 2018-1 Class A-2 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note (but not such Permanent Regulation S Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2018-1 Class A-2 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2018-1 Global Note or any portion thereof is exchanged for Series 2018-1 Class A-2 Notes other than Series 2018-1 Global Notes, such other Series 2018-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2018-1 Class A-2 Notes that are not Series 2018-1 Global Notes or for a beneficial interest in a Series 2018-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the ~~Issuer~~Co-Issuers and the Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) through Section 4.4(e) and Section 4.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2018-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

26

(g) Until the termination of the Restricted Period with respect to any Series 2018-1 Class A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series 2018-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

27

(h) The Series 2018-1 Class A-2 Notes Rule 144A Global Notes, the Series 2018-1 Class A-2 Notes Temporary Regulation S Global Notes and the Series 2018-1 Class A-2 Notes Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2018-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) NOR DRIVEN BRANDS CANADA FUNDING CORPORATION (THE “CANADIAN CO-ISSUER”) HAS ~~NOT~~ BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO ~~THE~~ A CO-ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR FOR OTHER PERSONS, EACH OF WHOM IS A “QUALIFIED INSTITUTIONAL BUYER” OR (B) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT ~~THE~~ A CO-ISSUER OR AN AFFILIATE OF THE ~~ISSUER~~CO-ISSUERS ) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ~~ISSUER~~CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

28

EACH PERSON (IF NOT ~~THE~~ A CO-ISSUER OR AN AFFILIATE OF THE ~~ISSUER~~CO-ISSUERS ) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE

29

REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] OR [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ~~THE~~ ANY CO-ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

[IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ~~ISSUER HAS~~CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ~~ISSUER~~CO-ISSUERS ALSO ~~HAS~~HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.]

[IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ~~ISSUER HAS~~CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ~~ISSUER~~CO-ISSUERS ALSO ~~HAS~~HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.]

BY ACCEPTING THIS NOTE, EACH HOLDER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

30

(i) The Series 2018-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS NOT A COMPETITOR AND IS EITHER (A) NOT A “U.S. PERSON” OR

31

(B) ~~THE~~ A CO-ISSUER OR AN AFFILIATE OF THE ~~ISSUER~~CO-ISSUERS , AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE ~~ISSUER~~CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A COMPETITOR AND NOT A “U.S. PERSON” PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS NOT A U.S. PERSON, OR TO THE ~~ISSUER~~CO-ISSUERS OR AN AFFILIATE OF THE ~~ISSUER~~CO-ISSUERS AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

(j) The Series 2018-1 Global Notes issued in connection with the Series 2018-1 Class A-2 Notes shall also bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ~~ISSUER~~CO-ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

32

(k) The required legends set forth above shall not be removed from the applicable Series 2018-1 Class A-2 Notes except as provided herein. The legend required for a Series 2018-1 Class A-2 Notes Rule 144A Global Note may be removed from such Series 2018-1 Class A-2 Notes Rule 144A Global Note if there is delivered to the ~~Issuer~~Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the ~~Issuer~~Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2018-1 Class A-2 Notes Rule 144A Global Note shall not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the ~~Issuer~~Co-Issuers (or the ~~Manager,~~Managers on ~~its~~their behalf), shall authenticate and deliver in exchange for such Series 2018-1 Class A-2 Notes Rule 144A Global Note a Series 2018-1 Class A-2 Note or Series 2018-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2018-1 Class A-2 Notes Rule 144A Global

33

Note has been removed from a Series 2018-1 Class A-2 Note as provided above, no other Series 2018-1 Class A-2 Note issued in exchange for all or any part of such Series 2018-1 Class A-2 Note shall bear such legend, unless the ~~Issuer has~~Co-Issuers have reasonable cause to believe that such other Series 2018-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.5 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2018-1 Class A-2 Note pursuant to the Offering Memorandum shall be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2018-1 Class A-2 Note as follows:

(a) With respect to any sale of Series 2018-1 Class A-2 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2018-1 Class A-2 Notes to it shall be made in reliance on Rule 144A. Its acquisition of Series 2018-1 Class A-2 Notes in any such sale shall be for its own account or for the account of another QIB that is not a Competitor.

(b) With respect to any sale of Series 2018-1 Class A-2 Notes pursuant to Regulation S, at the time the buy order for such Series 2018-1 Class A-2 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person, purchasing for their own account or the account of one or more persons, each of which is not a Competitor and not a U.S. Person.

(c) It shall, and each account for which it is purchasing shall, hold and transfer at least the minimum denomination of Series 2018-1 Class A-2 Notes.

(d) It understands that the ~~Issuer~~Co-Issuers , the ~~Manager~~Managers and the Servicer may receive a list of participants holding positions in the Series 2018-1 Class A-2 Notes from one or more book-entry depositories.

(e) It understands that the ~~Manager~~Managers, the ~~Issuer~~Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.

34

(f) It shall provide to each person to whom it transfers Series 2018-1 Class A-2 Notes notices of any restrictions on transfer of such Series 2018-1 Class A-2 Notes.

(g) It understands that (i) the Series 2018-1 Class A-2 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2018-1 Class A-2 Notes have not been registered under the Securities Act, (iii) such Series 2018-1 Class A-2 Notes may be offered, resold, pledged or otherwise transferred only (A) to ~~the~~ a Co-Issuer or an Affiliate of ~~the~~ a Co-Issuer, (B) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (C) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or (D) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and

(iv) it shall, and each subsequent holder of a Series 2018-1 Class A-2 Note is required to, notify any subsequent purchaser of a Series 2018-1 Class A-2 Note of the resale restrictions set forth in clause (iii) above.

35

(h) It understands that the certificates evidencing the Rule 144A Global Notes shall bear legends substantially similar to those set forth in Section 4.4(h) and (j) of this Series Supplement.

(i) It understands that the certificates evidencing the Temporary Regulation S Global Notes shall bear legends substantially similar to those set forth in Section 4.4(h), (i) and (j) of this Series Supplement.

(j) It understands that the certificates evidencing the Permanent Regulation S Global Notes shall bear legends substantially similar to those set forth in Section 4.4(h), (i) and (j) of this Series Supplement.

(k) Either (i) it is not acquiring or holding the Series 2018-1 Class A-2 Notes (or any interest therein) for or on behalf of, or with the assets of, Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Series 2018-1 Class A-2 Notes (or any interest therein) shall not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

(l) If it is using assets of a Plan to acquire or hold the Series 2018-1 Class A-2 Notes or any interest therein, then it further represents that (i) none of the ~~Issuer~~Co-Issuers, the Initial Purchaser, any Guarantor, the Servicer, the Back-up Manager, the Trustee, nor any other party to the Securitization Transaction, nor any of their respective affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2018-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2018-1 Class A-2 Notes, and (ii) the decision to invest in the Series 2018-1 Class A-2 Notes has been made at the recommendation or direction of an Independent Fiduciary as contemplated by U.S. Code of Federal Regulations 29 C.F.R. Section 2510.3-21(c), as amended from time to time, who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Series 2018-1 Class A-2 Notes and is responsible for exercising independent judgment in evaluating the investment in the Series 2018-1 Class A-2 Notes; (d) is either (1) a bank as defined in Section 202 of the Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency of the United States, (2) an insurance carrier that is qualified under the laws of more than one state of the United States to perform the services of managing, acquiring or disposing of assets of such a Plan, (3) an investment adviser registered under the Advisers Act or, if not registered as an investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, (4) a broker-dealer registered under the United States Securities Exchange Act of 1934, as amended, and/or (5) an Independent Fiduciary that holds or has under management or control total assets of at least $50 million; and (e) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Series 2018-1 Class A-2 Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Series 2018-1 Class A-2 Notes.

36

(m) It understands that any subsequent transfer of the Series 2018-1 Class A-2 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2018-1 Class A-2 Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act.

(n) It is not a Competitor and is not purchasing for the account or benefit of a Competitor.

Section 4.6 Limitation on Liability. None of the ~~Issuer~~Co-Issuers , the Trustee or any Paying Agent shall have any responsibility or liability for any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note. None of the ~~Issuer~~Co-Issuers , the Trustee or the Paying Agent shall have any responsibility or liability with respect to any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

ARTICLE 8 ARTICLE V

Section 8.1 GENERAL Information. On or before each Quarterly Payment Date, the Section 5.1 ~~Issuer~~Co-Issuers (or the Managers on their behalf) shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2018-1 Class A-2 Notes to the Trustee, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i) the total amount available to be distributed to Series 2018-1 Class A-2 Noteholders on such Quarterly Payment Date;

(ii) the amount of such distribution allocable to the payment of interest on the Series 2018-1 Class A-2 Notes;

(iii) the amount of such distribution allocable to the payment of principal of the Series 2018-1 Class A-2 Notes;

37

(iv) the amount of such distribution allocable to the payment of any Series 2018-1 Make-Whole Prepayment Consideration, if any;

(v) the amount of such distribution allocable to the payment of any Release Prices;

(vi) [Reserved];

(vii) whether, to the Actual Knowledge of the ~~Issuer~~Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred, as of the related Quarterly Calculation Date, or any Cash Trapping Period is in effect, as of the related Quarterly Calculation Date;

(viii) the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(ix) the number of franchised locations, Take 5 Company Locations and Securitization-Owned Locations located anywhere in the world that are open for business as of the last day of the preceding Quarterly Fiscal Period;

38

(x) the amount of Driven Brands System-Wide Sales as of the related Quarterly Calculation Date; and

(xi) the amount on deposit in the applicable Senior Notes Interest Reserve ~~Account~~Accounts (and the availability under any Interest Reserve Letter of Credit relating to the ~~Series 2015-1 Class A-1~~Senior Notes) and the amount on deposit, if any, in the Cash Trap Reserve ~~Account~~Accounts , in each case, as of the close of business on the last Business Day of the preceding Quarterly Fiscal Period.

Any Series 2018-1 Class A-2 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4 Requirements for Notices to the Rating Agencies. For purposes of Section 14.1 of the Base Indenture, the address for any notice or communication by any party to any Rating Agency shall be in writing and delivered in person, delivered by e-mail or mailed by first-class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to Rating Agency’s address:

39

If to S&P:

Standard & Poor’s Ratings Services, ~~a Division of the McGraw-Hill Companies, Inc.~~ 55 Water Street

New York, NY 10004

Attention: Structured Credit Surveillance Group E-mail: servicer_reports@sandp.com

If to KBRA:

Kroll Bond Rating Agency, ~~Inc.~~LLC 845 Third Avenue, 4th Floor

New York, NY 10022

Attention: ABS Surveillance

E-mail: abssurveillance@kbra.com

Section 5.5 Certain Notices to the Rating Agencies. The ~~Issuer~~Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Transaction Document.

Section 5.6 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).

40

Section 5.7 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.8 Governing Law. THIS SERIES SUPPLEMENT SHALL BE Section 8.2 GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 5.9 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.10 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2018-1 Class A-2 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2018-1 Class A-2 Notes that have been replaced or paid) to the Trustee for cancellation and (ii) the ~~Issuer has~~Co-Issuers have paid all sums payable hereunder; provided that any provisions of this Series Supplement required for the Series 2018-1 Final Payment to be made shall survive until the Series 2018-1 Final Payment is paid to the Series 2018-1 Class A-2 Noteholders.

Section 5.11 Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 8.3 [Signature Pages Follow]

41

IN WITNESS WHEREOF, the ~~Issuer~~Co-Issuers , the Trustee and the Series 2018-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

DRIVEN BRANDS FUNDING, LLC, as the Issuer

By:
Name:
Title:

Section 8.4 DRIVEN BRANDS CANADA FUNDING CORPORATION, as the Canadian Co-Issuer

By:
Name:
Title:

Driven - Supplement to the Base Indenture

CITIBANK, N.A., in its capacity as Trustee and as Series 2018-1 Securities Intermediary

By:
Name:
Title:

Driven - Supplement to the Base Indenture

ANNEX A

ARTICLE 9 SERIES 2018-1

SUPPLEMENTAL DEFINITIONS LIST

“30/360 Basis” means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Agent Members” means members of, or participants in, DTC.

“Capital Stock” means:

(i) in the case of a corporation, corporate stock or shares;

(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Cede” has the meaning set forth in Section 4.2(b)(i) of the Series 2018-1

Supplement.

“Change of Control” means if as a result of any disposition or other event any combination of Permitted Holders in the aggregate will fail to have the power, directly or indirectly, to vote or direct the voting of equity interests representing at least a majority of the ordinary voting power for the election of directors of Parent; provided that the occurrence of the foregoing event will not be deemed a Change of Control if, (i) prior to a Qualified IPO, (A) any combination of Permitted Holders in the aggregate otherwise have the right, directly or indirectly, to designate a majority of the board of directors of Parent at such time or (B) any combination of Permitted Holders in the aggregate own, directly or indirectly, a majority of the ordinary voting equity interests of Parent at such time, (ii) upon or after a Qualified IPO, (A) no Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Series 2016-1 Closing Date), other than any combination of the Permitted Holders, will have acquired beneficial ownership of more than the greater of (x) 35% on a fully diluted basis of the voting equity interests of each of Parent and (y) the percentage owned, directly or indirectly, in the aggregate by the Permitted Holders on a fully diluted basis of the voting equity interests of each of Parent and (B) during each period of twelve (12) consecutive months thereafter, a majority of the seats (other than vacant seats) on the board of directors of Parent will be occupied by Persons who were either (1) nominated by the board of directors of Parent or a Permitted Holder, (2) appointed by directors so nominated or (3) appointed by a Permitted Holder or (iii) in connection with an equity transfer, merger, consolidation or other combination transaction of Parent or one or more of its direct or indirect holding companies with or by another entity or entities, (A) any combination of Permitted Holders in the aggregate otherwise have the right, directly or indirectly, to designate or elect a percentage of the board of directors of Parent (or, if Parent is not a surviving entity as a result of such merger, such surviving entity) after giving effect to such transaction that is not less than the Permitted Holders’ ratable interest in Parent immediately before giving effect thereto, (B) any combination of Permitted Holders in the aggregate beneficially own, directly or indirectly, a percentage of the ordinary voting equity interests of Parent (or, if Parent is not a surviving entity as a result of such merger, such surviving entity) after giving effect to such transaction that is not less than all Permitted Holders’ ratable interest in Parent immediately before giving effect thereto; provided, in each case under clause (iii)(A) or (B), that the remaining Permitted Holders do not in the aggregate receive board of director designation rights or voting equity interests, as applicable, that are less than all Permitted Holders’ aggregate direct or indirect pro rata rights or interests in Parent immediately prior to giving effect to such merger, consolidation or other combination transaction.

~~“Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of July 31, 2015, by and among the Issuer, the Guarantors, the Manager, the Series 2015-1 Class A-1 Investors (as defined therein), the Series 2015-1 Class A-1 Noteholders (as defined therein) and Barclays Bank PLC, as administrative agent thereunder, as amended, supplemented or otherwise modified from time to time.~~

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2018-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Increase” has the meaning set forth in Section 2.1(a) of the Series 2015-1 Supplement.

“Initial Purchaser” means Barclays Capital Inc.

“KBRA” means Kroll Bond Rating Agency, ~~Inc~~LLC.

“Management Group” means the group consisting of the directors, officers and other management personnel of Parent and its Subsidiaries, as the case may be, on the Series 2015-1 Closing Date or who became members of the Leadership Team, or officers, directors, management personnel, employees or consultants of Parent and its Subsidiaries following the Series 2015-1 Closing Date (other than in connection with a transaction that would otherwise be a Change of Control if such persons were not included in the definition of “Permitted Holders”).

“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2018-1 Class A-2 Notes, dated as of April 17, 2018, prepared by the Issuer.

“Outstanding Series 2018-1 Class A-2 Notes” means, with respect to the Series 2018-1 Class A-2 Notes, all Series 2018-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except:

(i) Series 2018-1 Class A-2 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

(ii) Series 2018-1 Class A-2 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2018-1 Class A-2 Distribution Account and are available for payment of such Series

45

2018-1 Class A-2 Notes; provided that, if such Series 2018-1 Class A-2 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;

(iii) Series 2018-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture;

(iv) Series 2018-1 Class A-2 Notes in exchange for, or in lieu of which other Series 2018-1 Class A-2 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2018-1 Class A-2 Notes are held by a holder in due course or protected purchaser;

(v) Series 2018-1 Class A-2 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2018-1 Class A-2 Notes have been issued as provided in the Indenture; and

(vi) Series 2018-1 Class A-2 Notes which have been repurchased by the ~~Issuer~~Co-Issuers or an Affiliate and thereafter cancelled;

provided that, (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series 2018-1 Class A-2 Notes shall be disregarded and deemed not to be Outstanding: (x) Series 2018-1 Class A-2 Notes owned by the Driven Brands Entities or any other obligor upon the Series 2018-1 Class A-2 Notes or any Affiliate of any of them and (y) Series 2018-1 Class A-2 Notes held in any accounts with respect to which the ~~Manager~~Managers or any Affiliate thereof ~~exercises~~exercise discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series 2018-1 Class A-2 Notes as described under clause (x) or (y) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2018-1 Class A-2 Notes owned in the manner indicated in clause (x) or (y) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2018-1 Class A-2 Notes and that the pledgee is not a Driven Brands Entity or any other obligor or ~~the~~a Manager, an Affiliate thereof, or an account for which ~~the~~a Manager or an Affiliate of ~~the~~such Manager exercises discretionary voting authority.

“Par Call Amount” means prepayments of principal in an aggregate amount of up to 35% of the initial Outstanding Principal Amount of the Series 2018-1 Class A-2 Notes on the Series 2018-1 Closing Date.

“Permanent Regulation S Global Notes” has the meaning set forth in Section 4.2(b)(ii) of the Series 2018-1 Supplement.

“Permitted Holder Group” has the meaning set forth in the definition of “Permitted Holders”.

“Permitted Holders” means, at any time, each of (i) the Sponsors, (ii) the Management Group, (iii) any Person that has no material assets other than the Capital Stock of

46

Parent or ~~the~~a Manager and, directly or indirectly, holds or acquires 100% of the total voting power of the Voting Stock of Parent or ~~the~~a Manager, and of which no other Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), other than any of the other Permitted Holders specified in clauses (i) and (ii) above, holds more than 50% of the total voting power of the Voting Stock thereof and (iv) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) the members of which include any of the Permitted Holders specified in clauses (i) and (ii) above and that, directly or indirectly, hold or acquire beneficial ownership of the Voting Stock of Parent or ~~the~~a Manager (a “Permitted Holder Group”), so long as (1) each member of the Permitted Holder Group has voting rights proportional to the percentage of ownership interests held or acquired by such member and (2) no Person or other “group” (other than Permitted Holders specified in clauses (i) and (ii) above) beneficially owns more than 50% on a fully diluted basis of the Voting Stock held by the Permitted Holder Group.

“Prepayment Consideration End Date” has the meaning set forth in Section 3.6(e) of the Series 2018-1 Supplement.

“Prepayment Notice” has the meaning set forth in Section 3.6(g)(i) of the Series 2018-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2018-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2018-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2018-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2018-1 Prepayment.

“Priority of Payments” shall have the meaning set forth in the Base Indenture.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Qualified IPO” means an underwritten public offering of the Equity Interests of Parent or any of its direct or indirect Subsidiaries or any direct or indirect parent entity controlled by one or more Permitted Holders prior to the date of such offering and formed for purposes of acting as issuer under such offering, which generates gross cash proceeds of at least $50,000,000.

“Rating Agencies” means S&P and/or KBRA, as applicable, and any successor or successors thereto. In the event that at any time the rating agencies rating the Series 2018-1 Class A-2 Notes do not include S&P or KBRA, references to rating categories of such former Rating Agency in the Series 2018-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then is rating the Series 2018-1 Class A-2 Notes as of the most recent date on which such other rating agency and such former Rating Agency’s published ratings for the type of security in respect of which such alternative rating agency is used.

“Reference Payment Date” has the meaning set forth in the definition of “Series 2018-1 Non-Amortization Test”.

47

“Refinancing Prepayment” means any prepayment of principal of the Series 2018-1 Class A-2 Notes made with funds obtained from any additional Indebtedness incurred by Parent or any of its Affiliates (including the Securitization Entities).

“Regulation S” means Regulation S promulgated under the Securities Act. “Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Remaining Par Call Amount” means, as of any date of determination, prior to giving effect to any prepayments made on such date, the difference (not less than zero) between (x) the Par Call Amount and (y) the aggregate principal amount of the Series 2018-1 Class A-2 Notes prepaid on any date before such date of determination, including optional prepayments and mandatory prepayments due to the distribution of Release Prices and Asset Disposition Proceeds and prepayments made in connection with a Rapid Amortization Event, but excluding any Series 2018-1 Scheduled Principal Payments, Series 2018-1 Optional Scheduled Principal Payments, Series 2018-1 Scheduled Principal Payment Deficiency Amounts, mandatory prepayments due to the distribution of Indemnification Amounts or Insurance/Condemnation Proceeds and cancellations of repurchased Series 2018-1 Class A-2 Notes and Refinancing Prepayments). For the avoidance of doubt, the “Remaining Par Call Amount” with respect to any Refinancing Prepayments will be deemed to be equal to zero.

“Restricted Period” means, with respect to any Series 2018-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2018-1 Closing Date and ending on the 40th day after the Series 2018-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Rule 144A Global Notes” has the meaning set forth in Section 4.2(b)(i) of the Series 2018-1 Supplement.

“S&P” means Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc.

“Series 2015-1 Supplement” means the Series 2015-1 Supplement, dated as of July 31, 2015, by and among the ~~Issuer~~Co-Issuers, the Trustee and the Series 2015-1 Securities Intermediary (as defined therein), as amended, supplemented or otherwise modified from time to time.

“Series 2018-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2018-1 Supplement. For purposes of the Base Indenture, the “Series 2018-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”.

“Series 2018-1 Available Senior Notes Interest Reserve Account Amount” means, when used with respect to any date the amount on deposit in the Senior Notes Interest Reserve ~~Account~~Accounts pursuant to Section 3.2(d) of the Series 2018-1 Supplement after giving effect to any withdrawals therefrom on such date with respect to the Series 2018-1 Class A-2 Notes pursuant to Section 5.12 of the Base Indenture.

48

“Series 2018-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2018-1 Supplement. For purposes of the Base Indenture, the “Series 2018-1 Class A-2 Distribution Account” shall be deemed to be a “Series Distribution Account”.

“Series 2018-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(d) of the Series 2018-1 Supplement.

“Series 2018-1 Class A-2 Noteholder” means the Person in whose name a Series 2018-1 Class A-2 Note is registered in the Note Register.

“Series 2018-1 Class A-2 Note Owner” means, with respect to a Series 2018-1 Class A-2 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2018-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of April 17, 2018, by and among Barclays Capital Inc., on behalf of itself and as representative of the Initial Purchaser, the Issuer, the Guarantors, and the Securitization Entities as amended, supplemented or otherwise modified from time to time.

“Series 2018-1 Class A-2 Note Rate” means 4.739% per annum. For purposes of the Base Indenture, the “Series 2018-1 Class A-2 Note Rate” shall be deemed to be a “Note Rate”.

“Series 2018-1 Class A-2 Notes” has the meaning specified in the “Designation” of the Series 2018-1 Supplement.

“Series 2018-1 Closing Date” means April 24, 2018. For purposes of the Base Indenture, the “Series 2018-1 Closing Date” shall be deemed to be a “Series Closing Date”.

“Series 2018-1 Default Rate” means, with respect to the Series 2018-1 Class A-2 Notes, the Series 2018-1 Class A-2 Note Rate. For purposes of the Base Indenture, the “Series 2018-1 Default Rate” shall be deemed to be the “Default Rate”.

“Series 2018-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2018-1 Class A-2 Notes.

“Series 2018-1 Final Payment Date” means the date on which the Series 2018-1 Final Payment is made.

“Series 2018-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

“Series 2018-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2018-1 Supplement.

“Series 2018-1 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2018-1 Class A-2 Notes, which is $275,000,000. For purposes of the Base Indenture, the “Series 2018-1 Initial Principal Amount” shall be deemed to be an “Initial Principal Amount”.

49

“Series 2018-1 Interest Reserve Release Amount” means, as of any Quarterly Calculation Date, the excess, if any, of (i) the amount on deposit in the Senior Notes Interest Reserve ~~Account~~Accounts with respect to the Series 2018-1 Class A-2 Notes over (ii) the Series 2018-1 Senior Notes Interest Reserve Amount for the immediately following Quarterly Payment Date.

“Series 2018-1 Interest Reserve Release Event” means any reduction in the Outstanding Principal Amount of the Series 2018-1 Class A-2 Notes. For purposes of the Base Indenture, the “Series 2018-1 Interest Reserve Release Event” shall be deemed to be an “Interest Reserve Release Event”.

“Series 2018-1 Legal Final Maturity Date” means April 20, 2048. For purposes of the Base Indenture, the “Series 2018-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date”.

“Series 2018-1 Make-Whole Prepayment Consideration” means the amount (not less than zero) calculated by the ~~Manager~~Managers on behalf of the ~~Issuer~~Co-Issuers equal to (A) (i) the discounted present value as of a date not earlier than the fifth (5th) Business Day prior to the date of any relevant prepayment of the Series 2018-1 Class A-2 Notes (each, a “Series 2018-1 Make-Whole Prepayment Consideration Calculation Date”) of all future installments of interest (excluding any interest required to be paid on the related Series 2018-1 Prepayment Date) on and principal of the Series 2018-1 Class A-2 Notes that the ~~Issuer~~Co-Issuers would otherwise be required to pay on the Series 2018-1 Class A-2 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Quarterly Payment Date in the 18th month prior to the Series 2018-1 Anticipated Repayment Date (the “Prepayment Consideration End Date”), assuming principal payments are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Series 2018-1 Scheduled Principal Payments due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event and cancellations of repurchased Notes prior to the date of such prepayment and assuming no future prepayments are to be made in connection with a Rapid Amortization Event) and the entire remaining unpaid principal amount of the Series 2018-1 Class A-2 Notes or portion thereof is paid on the Prepayment Consideration End Date minus (ii) the Outstanding Principal Amount of the Series 2018-1 Class A-2 Notes (or portion thereof) being prepaid multiplied by (B) a fraction not less than zero the numerator of which is (x) the Outstanding Principal Amount of the Series 2018-1 Class A-2 Notes (or portion thereof) being prepaid minus (y) any Remaining Par Call Amount and the denominator of which is the Outstanding Principal Amount of the Series 2018-1 Class A-2 Notes (or portion thereof) being prepaid. For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the ~~Manager~~Managers using a discount rate equal to the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2018-1 Make-Whole Prepayment Consideration Calculation Date, of the United States Treasury Security having a maturity closest to the Prepayment Consideration End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2018-1 Make-Whole Prepayment Consideration” shall be deemed to be a “Prepayment Consideration”.

50

“Series 2018-1 Make-Whole Prepayment Consideration Calculation Date” has the meaning set forth in the definition of “Series 2018-1 Make-Whole Prepayment Consideration”.

“Series 2018-1 Non-Amortization Test” means a test that will be satisfied on any Quarterly Payment Date (the “Reference Payment Date”) up to and including the Series 2018-1 Anticipated Repayment Date only if the level of both the Senior Leverage Ratio and the Driven Brands Leverage Ratio are each less than or equal to 5.00:1.00 as calculated on the Quarterly Calculation Date immediately preceding the Reference Payment Date. For purposes of the Base Indenture, the “Series 2018-1 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”.

“Series 2018-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2018-1 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a Series 2018-1 Scheduled Principal Payment, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2018-1 Class A-2 Noteholders with respect to Series 2018-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2018-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2018-1 Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2018-1 Supplement.

“Series 2018-1 Prepayment Amount” means the aggregate principal amount of the Series 2018-1 Class A-2 Notes to be prepaid on any Series 2018-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series 2018-1 Prepayment Date” means the date on which any prepayment on the Series 2018-1 Class A-2 Notes is made pursuant to Section 3.6(d)(iii), Section 3.6(f) or Section 3.6(j) of the Series Supplement, which shall be, with respect to any Series 2018-1 Prepayment pursuant to Section 3.6(f) of the Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2018-1 Prepayment in connection with a Rapid Amortization Period, Release Prices or Asset Disposition Proceeds, the immediately succeeding Quarterly Payment Date.

“Series 2018-1 Quarterly Interest” means an amount equal to the sum of (a) the accrued interest at the Series 2018-1 Class A-2 Note Rate on the Outstanding Principal Amount of the Series 2018-1 Class A-2 Notes (as of the first day of the related Interest Accrual Period or, if such day is the Series 2018-1 Closing Date, as of the following Quarterly Payment Date, after giving effect to all payments of principal made to such Noteholders as of such day or Quarterly Payment Date, as applicable, and also giving effect to repurchases and cancellations of Series 2018-1 Class A-2 Notes during such Interest Accrual Period), calculated on a 30/360 Basis, and (b) the amount of any accrued and unpaid Series 2018-1 Quarterly Interest from any preceding Interest Accrual Periods. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date. To the extent that such interest is not paid on any applicable Quarterly Payment Date, such unpaid amount will accrue interest to the extent legally permissible at the Series 2018-1 Default Rate. For purposes of the Base Indenture, “Series 2018-1 Quarterly Interest” shall be deemed to be a “Senior Notes Quarterly Interest Amount”.

51

“Series 2018-1 Quarterly Post-ARD Additional Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2018-1 Supplement. For purposes of the Base Indenture, Series 2018-1 Quarterly Post-ARD Additional Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Additional Interest”.

“Series 2018-1 Quarterly Post-ARD Additional Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2018-1 Supplement.

“Series 2018-1 Scheduled Principal Payment” means any payment of principal made pursuant to Section 3.2(f) of the Series 2018-1 Supplement. For purposes of the Base Indenture, the “Series 2018-1 Scheduled Principal Payments” shall be deemed to be “Scheduled Principal Payments”.

“Series 2018-1 Scheduled Principal Payment Deficiency Amount” means the amount, if positive, equal to the difference between (i) the Series 2018-1 Scheduled Principal Payments Amount due and payable, if any, on the related any Quarterly Payment Date plus any Series 2018-1 Scheduled Principal Payments Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to the Series 2018-1 Class A-2 Notes (assuming for any Weekly Allocation Date within the Initial Currency Conversion Election Period, any Canadian Dollar amounts on deposit in any Senior Notes Principal Payment Account is settled pursuant to a Currency Conversion to U.S. Dollars as of such Weekly Allocation Date (based on the Spot Rate for any Currency Conversion settled for such Weekly Allocation Date or otherwise calculated based on the Deemed Spot Rate)).

ARTICLE 10 “Series 2018-1 Scheduled Principal Payments Amount” means, with respect to any Quarterly Payment Date, an amount equal to 0.25% of the Series 2018-1 Initial Principal Amount (i.e., based on 1.0% of the Series 2018-1 Initial Principal Amount per annum) of the Series 2018-1 Class A-2 Notes; provided that no Series 2018-1 Scheduled Principal Payments Amount will be due and payable on the Quarterly Payment Date on July 20, 2018; provided, further, that a Series 2018-1 Scheduled Principal Payments Amount will only be due and payable on a Quarterly Payment Date if (i) the Series 2018-1 Non-Amortization Test is not satisfied with respect to such Quarterly Payment Date and (ii) such Quarterly Payment Date is prior to the Series 2018-1 Anticipated Repayment Date; provided, further, that, in connection with any optional prepayment of principal of the Series 2018-1 Class A-2 Notes, any prepayment of the Series 2018-1 Class A-2 Notes due to payments of Indemnification Amounts, Release Prices, Asset Disposition Proceeds or Insurance/Condemnation Proceeds, or in connection with any repurchase and cancellation of any Series 2018-1 Class A-2 Notes, the Series 2018-1 Scheduled Principal Payments Amount for each remaining Quarterly Payment Date will be reduced ratably based on the amount of such prepayment or repurchase relative to the Outstanding Principal Amount of the Series 2018-1 Class A-2 Notes immediately prior to such prepayment or repurchase.

“Series 2018-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2018-1 Supplement.

52

“Series 2018-1 Senior Notes Interest Reserve ~~Account~~Accounts Deficit Amount” means, as of any date of determination, the amount, if any, by which (a) the Series 2018-1 Senior Notes Interest Reserve Amount exceeds (b) the Series 2018-1 Available Senior Notes Interest Reserve ~~Account~~Accounts Amount on such date; provided, however, with respect to any Weekly Allocation Date that occurs during the Quarterly Collection Period immediately preceding the Series 2018-1 Final Payment Date or the Series 2018-1 Legal Final Maturity Date, the Series 2018-1 Senior Notes Interest Reserve Account Deficit Amount shall be zero.

“Series 2018-1 Senior Notes Interest Reserve Amount” means, with respect to any Quarterly Payment Date (and any Weekly Allocation Date related thereto), an amount equal to the Series 2018-1 Senior Notes Quarterly Interest Amount due on the next Quarterly Payment Date.

“Series 2018-1 Senior Notes Quarterly Interest Amount” means, with respect to each Quarterly Payment Date, the aggregate amount of Series 2018-1 Quarterly Interest due and payable, with respect to the related Interest Accrual Period, on the Series 2018-1 Class A-2 Notes (other than any Senior Notes Quarterly Post-ARD Additional Interest); provided, that if, on any Quarterly Payment Date or other date of determination, the actual amount of any such interest cannot be ascertained, an estimate of such interest shall be used to calculate the Series 2018-1 Senior Notes Quarterly Interest Amount for such Quarterly Payment Date or other date of determination in accordance with the terms and provisions of the Series 2018-1 Supplement; provided, further, that any amount deemed to be “Senior Notes Quarterly Post-ARD Additional Interest” for purposes of the Base Indenture shall under no circumstances be deemed to constitute part of the “Series 2018-1 Senior Notes Quarterly Interest Amount”. For purposes of the Base Indenture, the “Series 2018-1 Senior Notes Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount”.

“Series 2018-1 Supplement” means the Series 2018-1 Supplement, dated as of the Series 2018-1 Closing Date, by and among the ~~Issuer~~Co-Issuers, the Trustee and the Series 2018-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b)(ii) of the Series 2018-1 Supplement.

“U.S. Person” has the meaning set forth in Section 4.2(a) of the Series 2018-1

Supplement.

“Voting Stock” means, with respect to any Person as of any date, the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors or similar body of such Person.

53

Exhibits to Supplemental Indenture

EXHIBIT A-1

THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2018-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR FOR OTHER PERSONS, EACH OF WHOM IS A “QUALIFIED INSTITUTIONAL BUYER” OR (B) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

Exhibits to Supplemental Indenture

EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION,

A-1-1

Exhibits to Supplemental Indenture

ARTICLE 11

NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH HOLDER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-1-2

Exhibits to Supplemental Indenture

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RULE 144A GLOBAL SERIES 2018-1 CLASS A-2 NOTE

No. R-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 26208L

AC2 ISIN Number:

US26208LAC28

Common Code: [        ]

DRIVEN BRANDS FUNDING, LLC

SERIES 2018-1 [ ]% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

DRIVEN BRANDS FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [      ] DOLLARS ($[                                                                                 ] as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on April 20, 2048 (the “Series 2018-1 Legal Final Maturity Date”). The Issuer will pay interest on this Rule 144A Global Series 2018-1 Class A-2 Note (this “Note”) at the Series 2018-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment

A-1-3

Exhibits to Supplemental Indenture

Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each April, July, October and January, commencing July 20, 2018 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including April 20, 2018 to but excluding the 20th day of the calendar month that includes the first Quarterly Payment Date and (ii) thereafter, any period commencing on and including the 20th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 20th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2018-1 Quarterly Post-ARD Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

A-1-4

Exhibits to Supplemental Indenture

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2018-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust - Driven Brands Funding, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-1-5

Exhibits to Supplemental Indenture

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DRIVEN BRANDS FUNDING, LLC, as Issuer

By:
Name:
Title:

A-1-6

Exhibits to Supplemental Indenture

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-2 Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title:	Authorized Signatory

A-1-7

Exhibits to Supplemental Indenture

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-2 Notes of the Issuer designated as its Series 2018-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2018-1 Class A-2 Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of April [ ], 2018 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among the Issuer and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of April [ ], 2018 (the “Series 2018-1 Supplement”), among the Issuer, the Trustee and Citibank, N.A., as Series 2018-1 securities intermediary. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture”. The Series 2018-1 Class A-2 Notes are subject to all terms of the Indenture.

All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof.

As provided for in the Indenture, the Series 2018-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2018-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuer will be obligated to pay the Series 2018-1 Class A-2 Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2018-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. All payments of principal of the Series 2018-1 Class A-2 Notes will be made pro rata to the Series 2018-1 Class A-2 Noteholders entitled thereto.

A-1-8

Exhibits to Supplemental Indenture

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2018-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2018-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

A-1-9

Exhibits to Supplemental Indenture

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Registrar duly executed by, the Series 2018-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-2 Noteholder, by acceptance of a Series 2018-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Issuer and each Series 2018-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2018-1 Class A-2 Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2018-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.

A-1-10

Exhibits to Supplemental Indenture

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2018-1 Class A-2 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-2 Noteholder and upon all future Series 2018-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

A-1-11

Exhibits to Supplemental Indenture

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The term “Issuer” as used in this Note includes any successor to the Issuer.

The Series 2018-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

A-1-12

Exhibits to Supplemental Indenture

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

                                                                                                                                                            , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-13

Exhibits to Supplemental Indenture

SCHEDULE OF EXCHANGES IN RULE 144A

GLOBAL SERIES 2018-1 CLASS A-2 NOTE

The initial principal balance of this Rule 144A Global Series 2018-1 Class A-2 Note is $[ ]. The following exchanges of an interest in this Rule 144A Global Series 2018-1 Class A-2 Note for an interest in a corresponding Temporary Regulation S Global Series 2018-1 Class A-2 Note or a Permanent Regulation S Global Series 2018-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

A-1-14

EXHIBIT A-2

THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2018-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR FOR OTHER PERSONS, EACH OF WHOM IS A “QUALIFIED INSTITUTIONAL BUYER” OR (B) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

A-2-1

EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION,

A-2-2

Exhibits to Supplemental Indenture

NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON”. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH HOLDER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS NOT A COMPETITOR AND IS EITHER (A) NOT A “U.S. PERSON” OR (B) THE ISSUER OR AN AFFILIATE OF THE ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A COMPETITOR AND NOT A “U.S. PERSON”

A-2-3

Exhibits to Supplemental Indenture

PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS NOT A U.S. PERSON, OR TO THE ISSUER OR AN AFFILIATE OF THE ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN

A-2-4

Exhibits to Supplemental Indenture

DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-5

Exhibits to Supplemental Indenture

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2018-1 CLASS A-2 NOTE

No. S-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U2646L AC0

ISIN Number:

USU2646LAC01

Common Code: [         ]

DRIVEN BRANDS FUNDING, LLC

SERIES 2018-1 [         ]% FIXED RATE SENIOR SECURED NOTES, CLASS A-2 DRIVEN BRANDS FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [         ] DOLLARS ($[                     ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on April 20, 2048 (the “Series 2018-1 Legal Final Maturity Date”). The Issuer will pay interest on this Temporary Regulation S Global Series 2018-1 Class

A-2-6

Exhibits to Supplemental Indenture

A-2 Note (this “Note”) at the Series 2018-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each April, July, October and January, commencing July 20, 2018 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to

(i) initially, the period from and including April 20, 2018 to but excluding the 20th day of the calendar month that includes the first Quarterly Payment Date and (ii) thereafter, any period commencing on and including the 20th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 20th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2018-1 Quarterly Post-ARD Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

A-2-7

Exhibits to Supplemental Indenture

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2018-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust - Driven Brands Funding, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-2-8

Exhibits to Supplemental Indenture

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DRIVEN BRANDS FUNDING, LLC, as Issuer

By:
Name:
Title:

A-2-9

Exhibits to Supplemental Indenture

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-2 Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title:	Authorized Signatory

A-2-10

Exhibits to Supplemental Indenture

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-2 Notes of the Issuer designated as its Series 2018-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2018-1 Class A-2 Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of April [ ], 2018 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among the Issuer and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of April [ ], 2018 (the “Series 2018-1 Supplement”), among the Issuer, the Trustee and Citibank, N.A., as Series 2018-1 securities intermediary. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture”. The Series 2018-1 Class A-2 Notes are subject to all terms of the Indenture.

All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof.

As provided for in the Indenture, the Series 2018-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2018-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuer will be obligated to pay the Series 2018-1 Class A-2 Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2018-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. All payments of principal of the Series 2018-1 Class A-2 Notes will be made pro rata to the Series 2018-1 Class A-2 Noteholders entitled thereto.

A-2-11

Exhibits to Supplemental Indenture

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2018-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2018-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

A-2-12

Exhibits to Supplemental Indenture

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Registrar duly executed by, the Series 2018-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-2 Noteholder, by acceptance of a Series 2018-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Issuer and each Series 2018-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2018-1 Class A-2 Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2018-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.

A-2-13

Exhibits to Supplemental Indenture

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2018-1 Class A-2 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-2 Noteholder and upon all future Series 2018-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

A-2-14

Exhibit to Supplemental Indenture

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The term “Issuer” as used in this Note includes any successor to the Issuer.

The Series 2018-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

A-2-15

Exhibits to Supplemental Indenture

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

                                                                                                                                                            , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-16

Exhibits to Supplemental Indenture

SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S

GLOBAL SERIES 2018-1 CLASS A-2 NOTE

The initial principal balance of this Temporary Regulation S Global Series 2018-1 Class A-2 Note is $[ ]. The following exchanges of an interest in this Temporary Regulation S Global Series 2018-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2018-1 Class A-2 Note or a Permanent Regulation S Global Series 2018-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

A-2-17

EXHIBIT A-3

THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2018-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR FOR OTHER PERSONS, EACH OF WHOM IS A “QUALIFIED INSTITUTIONAL BUYER” OR (B) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

A-3-1

EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION,

A-3-2

Exhibits to Supplemental Indenture

NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON”. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH HOLDER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-3-3

Exhibits to Supplemental Indenture

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF PERMANENT REGULATION S GLOBAL SERIES 2018-1 CLASS A-2 NOTE

No. U-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U2646L

AC0 ISIN Number:

USU2646LAC01

Common Code: [         ]

DRIVEN BRANDS FUNDING, LLC

SERIES 2018-1 [        ]% FIXED RATE SENIOR SECURED NOTES, CLASS A-2 DRIVEN BRANDS FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [        ] DOLLARS ($[                                         ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on April 20, 2048 (the “Series 2018-1 Legal Final Maturity Date”). The Issuer will pay interest on this Permanent Regulation S Global Series 2018-1 Class A-2 Note (this “Note”) at the Series 2018-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each April, July, October and January, commencing July 20, 2018 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to

A-3-4

Exhibits to Supplemental Indenture

(i) initially, the period from and including April 20, 2018 to but excluding the 20th day of the calendar month that includes the first Quarterly Payment Date and (ii) thereafter, any period commencing on and including the 20th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 20th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2018-1 Quarterly Post-ARD Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

A-3-5

Exhibits to Supplemental Indenture

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Temporary Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2018-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust—Driven Brands Funding, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-3-6

Exhibits to Supplemental Indenture

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DRIVEN BRANDS FUNDING, LLC, as Issuer

By:
Name: Title:

A-3-7

Exhibits to Supplemental Indenture

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-2 Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title:	Authorized Signatory

A-3-8

Exhibits to Supplemental Indenture

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-2 Notes of the Issuer designated as its Series 2018-1 [    ]% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2018-1 Class A-2 Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of April [ ], 2018 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among the Issuer and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of April [ ], 2018 (the “Series 2018-1 Supplement”), among the Issuer, the Trustee and Citibank, N.A., as Series 2018-1 securities intermediary. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture”. The Series 2018-1 Class A-2 Notes are subject to all terms of the Indenture.

All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof.

As provided for in the Indenture, the Series 2018-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2018-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuer will be obligated to pay the Series 2018-1 Class A-2 Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2018-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. All payments of principal of the Series 2018-1 Class A-2 Notes will be made pro rata to the Series 2018-1 Class A-2 Noteholders entitled thereto.

A-3-9

Exhibits to Supplemental Indenture

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2018-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2018-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

A-3-10

Exhibits to Supplemental Indenture

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Registrar duly executed by, the Series 2018-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-2 Noteholder, by acceptance of a Series 2018-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Issuer and each Series 2018-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2018-1 Class A-2 Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2018-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the

A-3-11

Exhibits to Supplemental Indenture

rights and obligations of the Issuer and the rights of the Series 2018-1 Class A-2 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-2 Noteholder and upon all future Series 2018-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

A-3-12

Exhibits to Supplemental Indenture

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The term “Issuer” as used in this Note includes any successor to the Issuer.

The Series 2018-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

A-3-13

Exhibits to Supplemental Indenture

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

                                                                                                  , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-3-14

Exhibits to Supplemental Indenture

SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S GLOBAL SERIES 2018-1 CLASS A-2 NOTE

The initial principal balance of this Permanent Regulation S Global Series 2018-1 Class A-2 Note is $[ ]. The following exchanges of an interest in this Permanent Regulation S Global Series 2018-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2018-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note	Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

A-3-14

EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE

FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL

NOTES TO INTERESTS IN TEMPORARY REGULATION S

GLOBAL NOTES

Citibank, N.A., as Trustee

480 Washington Boulevard,

30th Floor Jersey City,

New Jersey 07310

Attention: Securities Window – Driven Brands

Re:	Driven Brands Funding, LLC; Driven Brands Canada Funding Corporation $[ ] Series 2018-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of April ~~[ ]~~24, 2018 (as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020 and as further amended, supplemented or modified, the “Base Indenture”), among Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation, as ~~issuer~~co-issuers (~~the~~each a “Co-Issuer” and collectively, the “Co-Issuers”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2018-1 Supplement to the Base Indenture, dated as of April ~~[ ]~~24, 2018, as amended by the First Supplement to Series 2018-1 Supplement, dated as of July 6, 2020 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the ~~Issuer~~Co-Issuers, the Trustee and Citibank, N.A., as Series                          2018-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S.$ [        ] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. 26208L AC2) in the name of [                        ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [        ] [name of transferee] (the “Transferee”).

B-1-1

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is ~~the~~ a Co-Issuer or an Affiliate of ~~the~~ a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture [and the Offering Memorandum, dated April ~~[                 ]~~17, 2018], relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the ~~Issuer~~Co-Issuers, the Registrar and the Trustee that either the Transferee is ~~the~~ a Co-Issuer or an Affiliate of ~~the~~ a Co-Issuer or:

1. the offer of the Notes was not made to a Person in the United States;

2. at the time the buy order was originated, the Transferee was outside the United States;

B-1-2

Exhibits to Supplemental Indenture

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

5. the Transferee is not a U.S. Person (as defined in Regulation S);

6. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

7. the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

8. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

9. the Transferee understands that the ~~Manager~~Managers, the ~~Issuer~~Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

10. the Transferee understands that the ~~Manager~~Managers, the ~~Issuer~~Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

11. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

B-1-3

Exhibits to Supplemental Indenture

12. it is not a Competitor and is not purchasing for the account or benefit of a Competitor

13. it is not a Benefit Plan Investor or Plan that is subject to Similar Law or, if it is a Benefit Plan Investor, its acquisition and holding of the Notes (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, if it is a Plan that is subject to Similar Law, its acquisition and holding of the Notes (or any interest therein) will not result in a violation of Similar Law, and if the Transferee is a Benefit Plan Investor or Plan, its fiduciary will be deemed to make the same representation and warranty;

B-1-4

Exhibits to Supplemental Indenture

14. if it is using assets of a Plan to acquire or hold the Series 2018-1 Class A-2 Notes or any interest therein, then it further represents that (i) none of the ~~Issuer~~Co-Issuers, the Initial Purchaser, any Guarantor, the Servicer, the Back-up Manager, the Trustee, nor any other party to the Securitization Transaction, nor any of their respective affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2018-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent

B-1-5

Exhibits to Supplemental Indenture

with respect to the Series 2018-1 Class A-2 Notes, and (ii) the decision to invest in the Series 2018-1 Class A-2 Notes has been made at the recommendation or direction of an Independent Fiduciary as contemplated by U.S. Code of Federal Regulations 29 C.F.R. Section 2510.3-21(c), as amended from time to time, who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies;

(c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Series 2018-1 Class A-2 Notes and is responsible for exercising independent judgment in evaluating the investment in the Series 2018-1 Class A-2 Notes; (d) is either (1) a bank as defined in Section 202 of the Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency of the United States, (2) an insurance carrier that is qualified under the laws of more than one state of the United States to perform the services of managing, acquiring or disposing of assets of such a Plan, (3) an investment adviser registered under the Advisers Act or, if not registered as an investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, (4) a broker-dealer registered under the United States Securities Exchange Act of 1934, as amended, and/or (5) an Independent Fiduciary that holds or has under management or control total assets of at least $50 million; and (e) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Series 2018-1 Class A-2 Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Series 2018-1 Class A-2 Notes; and

15. it is:

        (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

        (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 6 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the ~~Issuer~~Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 6 above. The Transferee further agrees to indemnify and hold harmless the ~~Issuer~~Co-Issuers , the Trustee, the Registrar and the Initial Purchaser and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 6 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 6 above shall be null and void ab initio.

B-1-6

Exhibits to Supplemental Indenture

The Transferee understands that the ~~Issuer~~Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

B-1-7

Exhibits to Supplemental Indenture

[Name of Transferee]

By:
Name: Title:

Dated:

Taxpayer Identification Number:	Address for Notices:

Wire Instructions for Payments:	Tel:
Fax:
Attn:
Bank:
Address:
Bank ABA #:
Account No.:
FAO:
Attention:

Registered Name (if Nominee):

cc:	Driven Brands Funding, LLC

440 S. Church Street, Suite 700

Charlotte,

NC 28202

Attention: General Counsel

Facsimile: (704) 376-7905

B-1-8

Exhibits to Supplemental Indenture

Section 11.1 Driven Brands Canada Funding Corporation 1460 Stone Church Road E. Hamilton, ON L8W 3V3 Attention: General Counsel Facsimile: (704) 376-7905

with a copy to:

440 S. Church Street, Suite 700

Charlotte, NC 28202

Attention: General Counsel

Facsimile: (704) 376-7905

B-1-9

EXHIBIT B-2

FORM OF TRANSFER CERTIFICATE

FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL

NOTES TO INTERESTS IN PERMANENT REGULATION S

GLOBAL NOTES

Citibank, N.A., as Trustee

480 Washington Boulevard,

30th Floor Jersey City,

New Jersey 07310

Attention: Securities Window – Driven Brands

Re:	Driven Brands Funding, LLC; Driven Brands Canada Funding Corporation $[ ] Series 2018-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of April ~~[ ]~~24, 2018 (as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020 and as further amended, supplemented or modified, the “Base Indenture”), among Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation, as ~~issuer~~co-issuers (~~the~~each a “Co-Issuer” and collectively, the “Co-Issuers”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2018-1 Supplement to the Base Indenture, dated as of April ~~[ ]~~24, 2018, as amended by the First Supplement to Series 2018-1 Supplement, dated as of July 6, 2020 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the ~~Issuer~~Co-Issuers, the Trustee and Citibank, N.A., as Series                      2018-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S.$ [        ] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. 26208L AC2) in the name of [                    ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Permanent Regulation S Global Note in the name of [        ] [name of transferee] (the “Transferee”).

B-2-1

Exhibits to Supplemental Indenture

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is ~~the~~ a Co-Issuer or an Affiliate of ~~the~~ a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture [and the Offering Memorandum, dated April ~~[         ]~~17, 2018], relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the ~~Issuer~~Co-Issuers, the Registrar and the Trustee that either the Transferee is ~~the~~ a Co-Issuer or an Affiliate of ~~the~~ a Co-Issuer or:

1. the offer of the Notes was not made to a Person in the United States;

2. at the time the buy order was originated, the Transferee was outside the United States;

B-2-2

Exhibits to Supplemental Indenture

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

5. the Transferee is not a U.S. Person (as defined in Regulation S);

6. the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

7. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

8. the Transferee understands that the ~~Manager~~Managers, the ~~Issuer~~Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book- entry depositories;

9. the Transferee understands that the ~~Manager~~Managers, the ~~Issuer~~Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

10. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

11. it is not a Competitor and is not purchasing for the account or benefit of a Competitor;

B-2-3

Exhibits to Supplemental Indenture

12. it is not a Benefit Plan Investor or Plan that is subject to Similar Law or, if it is a Benefit Plan Investor, its acquisition and holding of the Notes (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, if it is a Plan that is subject to Similar Law, its acquisition and holding of the Notes (or any interest therein) will not result in a violation of Similar Law, and if the Transferee is a Benefit Plan Investor or Plan, its fiduciary will be deemed to make the same representation and warranty;

13. if it is using assets of a Plan to acquire or hold the Series 2018-1 Class A-2 Notes or any interest therein, then it further represents that (i) none of the ~~Issuer~~Co-Issuers, the Initial Purchaser, any Guarantor, the Servicer, the Back-up Manager, the Trustee, nor any other party to the Securitization Transaction, nor any of their respective affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2018-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2018-1 Class A-2 Notes, and (ii) the decision to invest in the Series 2018-1 Class A-2 Notes has been made at the recommendation or direction of an Independent Fiduciary as contemplated by U.S. Code of Federal Regulations 29 C.F.R. Section 2510.3-21(c), as amended from time to time, who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies;

B-2-4

Exhibits to Supplemental Indenture

(c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Series 2018-1 Class A-2 Notes and is responsible for exercising independent judgment in evaluating the investment in the Series 2018-1 Class A-2 Notes; (d) is either (1) a bank as defined in Section 202 of the Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency of the United States, (2) an insurance carrier that is qualified under the laws of more than one state of the United States to perform the services of managing, acquiring or disposing of assets of such a Plan, (3) an investment adviser registered under the Advisers Act or, if not registered as an investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, (4) a broker-dealer registered under the United States Securities Exchange Act of 1934, as amended, and/or (5) an Independent Fiduciary that holds or has under management or control total assets of at least $50 million; and (e) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Series 2018-1 Class A-2 Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Series 2018-1 Class A-2 Notes; and

14. it is:

        (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

        (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the ~~Issuer~~Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

B-2-5

Exhibits to Supplemental Indenture

[Name of Transferee]

By:
Name: Title:

Dated:

Taxpayer Identification Number:	Address for Notices:

Wire Instructions for Payments:	Tel:
Fax:
Attn:
Bank:
Address:
Bank ABA #:
Account No.:
FAO:
Attention:

Registered Name (if Nominee):

cc:	Driven Brands Funding, LLC

440 S. Church Street, Suite 700

Charlotte, NC 28202

Attention: General Counsel

Facsimile: (704) 376-7905

A-2-6

Exhibits to Supplemental Indenture

Section 11.2 Driven Brands Canada Funding Corporation 1460 Stone Church Road E. Hamilton, ON L8W 3V3 Attention: General Counsel Facsimile: (704) 376-7905

with a copy to:

440 S. Church Street, Suite 700

Charlotte,

NC 28202

Attention: General Counsel

Facsimile: (704) 376-7905

B-2-7

Exhibits to Supplemental Indenture

EXHIBIT B-3

FORM OF TRANSFER CERTIFICATE

FOR TRANSFERS OF INTERESTS IN TEMPORARY

REGULATION S GLOBAL NOTES OR PERMANENT REGULATION S GLOBAL

NOTES

TO INTERESTS IN RULE 144A GLOBAL NOTES

Citibank, N.A., as Trustee

480 Washington Boulevard,

30th Floor Jersey City,

New Jersey 07310

Attention: Securities Window – Driven Brands

Re:	Driven Brands Funding, LLC; Driven Brands Canada Funding Corporation $[ ] Series 2018-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of April ~~[         ]~~24, 2018 (as amended by the Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020 and as further amended, supplemented or modified, the “Base Indenture”), among Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation, as ~~issuer~~co-issuers (~~the~~each a “Co-Issuer” and collectively, the “Co-Issuers”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2018-1 Supplement to the Base Indenture, dated as of April ~~[         ]~~24, 2018, as amended by the First Supplement to Series 2018-1 Supplement, dated as of July 6, 2020 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the ~~Issuer~~Co-Issuers , the Trustee and Citibank, N.A., as Series                      2018-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S.$ [        ] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC][an interest in an Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. U2646L AC0) in the name of [                                        ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [        ] [name of transferee] (the “Transferee”).

B-3-1

Exhibits to Supplemental Indenture

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is ~~the~~ a Co-Issuer or an Affiliate of ~~the~~ a Co-Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture [and in the Offering Memorandum, dated April ~~[         ]~~17, 2018], relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is ~~the~~ a Co-Issuer or an Affiliate of ~~the~~ a Co-Issuer or:

1. it is (a) a Qualified Institutional Buyer, (b) aware that the sale to it is being made in reliance on Rule 144A and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer with respect to which it exercise sole investment discretion;

B-3-2

Exhibits to Supplemental Indenture

2. it is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer;

3. it will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

4. it understands that the ~~Manager~~Managers, the ~~Issuer~~Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

5. it understands that the ~~Manager~~Managers, the ~~Issuer~~Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

6. it will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

7. it is not a Competitor and is not purchasing for the account or benefit of a Competitor;

8. it is not a Benefit Plan Investor or Plan that is subject to Similar Law or, if it is a Benefit Plan Investor, its acquisition and holding of the Notes (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, if it is a Plan that is subject to Similar Law, its acquisition and holding of the Notes (or any interest therein) will not result in a violation of Similar Law, and if the Transferee is a Benefit Plan Investor or Plan, its fiduciary will be deemed to make the same representation and warranty;

B-3-3

Exhibits to Supplemental Indenture

9. if it is using assets of a Plan to acquire or hold the Series 2018-1 Class A-2 Notes or any interest therein, then it further represents that (i) none of the ~~Issuer~~Co-Issuers, the Initial Purchaser, any Guarantor, the Servicer, the Back-up Manager, the Trustee, nor any other party to the Securitization Transaction, nor any of their respective affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2018-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2018-1 Class A-2 Notes, and (ii) the decision to invest in the Series 2018-1 Class A-2 Notes has been made at the recommendation or direction of an Independent Fiduciary as contemplated by U.S. Code of Federal Regulations 29 C.F.R. Section 2510.3-21(c), as amended from time to time, who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies;

(c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Series 2018-1 Class A-2 Notes and is responsible for exercising independent judgment in evaluating the investment in the Series 2018-1 Class A-2 Notes; (d) is either (1) a bank as defined in Section 202 of the Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency of the United States, (2) an insurance carrier that is qualified under the laws of more than one state of the United States to perform the services of managing, acquiring or disposing of assets of such a Plan, (3) an investment adviser registered under the Advisers Act or, if not registered as an investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state (referred to in

B-3-4

Exhibits to Supplemental Indenture

such paragraph (1)) in which it maintains its principal office and place of business, (4) a broker-dealer registered under the United States Securities Exchange Act of 1934, as amended, and/or (5) an Independent Fiduciary that holds or has under management or control total assets of at least $50 million; and (e) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Series 2018-1 Class A-2 Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Series 2018-1 Class A-2 Notes; and

10. it is:

        (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

        (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the ~~Issuer~~Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

B-3-5

Exhibits to Supplemental Indenture

[Name of Transferee]

By:
Name: Title:

Dated:

Taxpayer Identification Number:	Address for Notices:

Wire Instructions for Payments:	Tel:
Fax:
Attn:
Bank:
Address:
Bank ABA #:
Account No.:
FAO:
Attention:

B-3-6

Registered Name (if Nominee):

cc:	Driven Brands Funding, LLC

440 S. Church Street, Suite 700

Charlotte,

NC 28202

Attention: General Counsel

Facsimile: (704) 376-7905

Section 11.3 Driven Brands Canada Funding Corporation 1460 Stone Church Road E. Hamilton, ON L8W 3V3 Attention: General Counsel Facsimile: (704) 376-7905

with a copy to:

440 S. Church

Street, Suite 700

Charlotte, NC 28202

Attention: General

Counsel Facsimile:

(704) 376-7905